Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of International Stem Cell Corporation (the “Company”) on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on March 30, 2021 (the “Report”), I, Sophia Garnette, Vice President, Legal Affairs & Operations of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2021

/s/ Sophia Garnette
Sophia Garnette
Vice President, Legal Affairs & Operations
(Principal Financial Officer)